SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): 26 July 2004

OCTEL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
(State or other jurisdictions of Incorporation)	Commission File Number	(I.R.S. employer identification number)

Octel Corp., Global House, Bailey Lane, Manchester, UK	M90 4AA
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: 011 - 44 -161- 498 - 8889

Item 5. Other Events

On July 8, 2004, Octel America, Inc., a Delaware corporation and wholly owned indirect subsidiary of Octel Corp., acquired the remaining 50% ownership interest (comprising 4,410 limited liability company units) in its joint venture, Octel Starreon LLC, a Delaware limited liability company, from Starreon Corporation, a Colorado corporation, for an aggregate consideration of US$ 43 million.

In addition, Octel Corp. has purchased Leuna Polymer GmbH, a specialty chemicals company, for a consideration of EUR 6.5 million.

Item 7. Financial Statements and Exhibits

(c) Exhibits:

99.1	Press Release, dated July 26, 2004, announcing financial results and the completion of certain strategic acquisitions.

Item 12. Disclosure of Results of Operations and Financial Condition

The press release, dated July 26, 2004, announced Octel Corp’s results for the second quarter of the year ending December 31, 2004. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 12, including the attached Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTEL CORP.

By:	/S/ PAUL W. JENNINGS
Name:	Paul W. Jennings
Title:	Executive Vice President and Chief Financial Officer

Date: July 26, 2004

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated July 26, 2004, announcing financial results and the completion of certain strategic acquisitions.